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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2005

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

        On April 18, 2005, Array BioPharma issued a press release announcing that two scientific posters were presented at the 96th Annual Meeting of the American Association for Cancer Research, the full text of which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

99.1
Press release dated April 18, 2005 entitled "Array BioPharma Presents Data on Two Cancer Programs at the 96th Annual Meeting of the American Association for Cancer Research."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: April 18, 2005	By:	/s/ ROBERT E. CONWAY Robert E. Conway Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press release dated April 18, 2005 entitled "Array BioPharma Presents Data on Two Cancer Programs at the 96th Annual Meeting of the American Association for Cancer Research."

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  ITEM 8.01. OTHER EVENTS
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX